CLIPPER FUND, INC.
                 NOTICE OF INFORMATION MEETING FOR SHAREHOLDERS
                            TO BE HELD JULY 21, 2005

To Our Shareholders:

An information meeting for shareholders of Clipper Fund, Inc. will be held on Thursday, July 21, 2005 at 10:00 a.m., at THE REGENT BEVERLY WILSHIRE HOTEL, in the Champagne Room, at 9500 Wilshire Boulevard, Beverly Hills, California. No formal business will be conducted at the meeting. The purpose of the meeting is to provide shareholders with an opportunity to meet with and ask questions of the Fund's Chairman and President, James H. Gipson, regarding the Fund's performance, the current state of U.S. stock markets, and similar matters.



                          SUPPLEMENT DATED JUNE 8, 2005
                       TO THE PROSPECTUS DATED MAY 1, 2005

This Supplement should be read in conjunction with the Prospectus.

On May 5, 2005, the Board of Directors of Clipper Fund, Inc. (the "Fund") approved the tax-free reorganization of the Fund as a series (the "New Fund") of Clipper Funds Trust (the "Trust"), a newly formed Delaware statutory trust. The reorganization is subject to approval by shareholders of the Fund, and a combined proxy statement/prospectus will be sent to shareholders during the third quarter of 2005.

Pacific Financial Research, Inc. will continue as the investment adviser to the New Fund, and the Fund's investment objective and policies will not change as a result of the reorganization. When the reorganization is effective (expected to be in December 2005) shares of the New Fund will be offered through a new prospectus, which will be available by calling 1 (800) 776-5033.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.







June 8, 2005